INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Taxes
INCOME TAXES

NOTE 12 — INCOME TAXES

The reconciliation of the statutory federal income tax with the provision for income taxes is as follows at December 31:

(in thousands except for rate)

	2020	Rate	2019	Rate
Federal tax benefit as statutory rates - restated	$(26,050)	(21.0)%	$(2,182)	(21.0)%
Stock based compensation	192	0.2	21	0.2
Other permanent differences	32	—	1	—
Change in valuation allowance - restated	25,826	20.8	2,160	20.8
Total tax benefit	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its deferred tax assets.

Components of the Company's deferred tax assets are as follows at December 31:

	2020	2019
Deferred tax assets:
Non-qualified stock options	$436	$50
Net operating losses	27,550	2,110
Total deferred tax assets	27,986	2,160
Valuation allowance	(27,986)	(2,160)
Total deferred tax assets, net of valuation allowance	$—	$—

At December 31, 2020 and 2019, respectively, the Company had $131.2 million and $10.0 million of federal net operating losses that carry forward indefinitely. No federal income taxes were paid during 2020 or 2019.